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                                                                   EXHIBIT 10.27

$100,000,000                                                    McLean, Virginia
                                                                January 15, 2001


                           SUBORDINATED REVOLVING NOTE
                               DUE AUGUST 24, 2004


                  FOR VALUE RECEIVED, the undersigned, KPMG CONSULTING, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of KPMG LLP, a Delaware limited liability partnership, or its successors and assigns (such party, and each of its successors in interest, hereinafter being referred to as the "Holder"), at 345 Park Avenue, New York, New York 10154, or at such other place as the holder of this Subordinated Term Note ("Note") may designate from time to time in writing the principal sum of ONE HUNDRED MILLION DOLLARS AND NO/100 DOLLARS OF THE UNITED STATES OF AMERICA ($100,000,000.00), or such lesser principal amount of the "Advances" (as defined below) as may from time to time be outstanding hereunder, together with interest thereon as provided below.

                  1. Revolving Advance Facility. The Holder may, upon request therefor by the Borrower to the Holder, make loans to the Borrower (each, an "Advance" and, collectively, the "Advances") during the period commencing on January 15, 2001 and ending on the earlier of August 24, 2004 and the date of the Borrower's consummation of an "IPO" (as defined in Section 2 below); provided, however, that (a) the aggregate outstanding principal balance of the Advances shall not exceed $100,000,000 at any time and (b) the Holder shall have no obligation or commitment to make any such requested Advance and all such Advances shall be made in the Holder's sole and absolute discretion, except to the extent (and in an amount rounded up to the next nearest increment of $1,000,000) that the Borrower certifies to the Holder that any requested Advance will be necessary to enable the Borrower to comply with one or more of its financial covenants under that certain Credit Agreement dated as of May 24, 2000 among the Borrower, certain of the Borrower's subsidiaries, certain financial institutions named as "Banks" thereunder, and PNC Bank, N. A., in its capacity as agent for such financial institutions thereunder as the same may be amended, restated, refinanced, refunded and replaced from time to time (the "Credit Agreement"), and at the time of such request and the making of such Advance no "Default" has occurred under and as defined in this Note, in which case the Holder shall be committed to make such Advance to the Borrower hereunder. Advances made pursuant to this Note shall be made on a revolving basis and may be advanced, repaid and reborrowed from time to time subject to the terms and conditions hereof. The timing and form of all requests for Advances hereunder, and the manner, timing and place of funding, and the place of repayment, of such Advances and accrued interest thereon, shall be determined by the Holder in its sole and absolute discretion, subject to the terms of this Note, provided that the Holder shall not require more than four (4) Business Days' advance notice of any committed funding hereunder. The date, applicable rate of interest, and outstanding principal balance from time to time, of each Advance shall be recorded in the books and records of the Holder, which books and records shall be deemed to be correct absent manifest error; provided, however, that any failure by the Holder to record any such information shall not cause a forgiveness of any of the Borrower's obligations hereunder.

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                  2. Principal Repayment. The aggregate outstanding principal balance of all Advances made hereunder shall be repaid in full, in cash or other immediately available funds, on August 24, 2004 and in United States Dollars, unless required to be repaid on an earlier date pursuant to Section 4 hereof; provided, however, that the Borrower shall prepay the outstanding principal balance of this Note on the date of the Borrower's consummation of an IPO in an amount equal to the lesser of the outstanding principal balance thereof and the amount of net proceeds (gross proceeds net of underwriting commissions and closing fees and expenses) received by the Borrower with respect to the IPO. Each such repayment or prepayment of principal shall be accompanied by a payment of all accrued and unpaid interest on the amount of such repayment or prepayment. Subject to the provisions of Section 8 hereof, the outstanding principal balance of the Advances may be voluntarily repaid in whole or in part at the Borrower's option, together with accrued interest thereon, at any time without premium or penalty. Any such prepayments shall be applied first to interest accrued, and then to principal, unless otherwise specified by the Holder in its discretion. For purposes hereof, "IPO" shall mean the initial public offering of the common stock of the Borrower registered under the Securities Act of 1933, as amended.

                  3. Interest. The outstanding principal balance of the Advances shall bear interest from the date advanced hereunder until paid in full, in cash or other immediately available funds, at a per annum rate equal to the "Base Rate" (as defined below) in effect from time to time minus one percent (1.00%) per annum. Interest hereunder shall be payable with respect to the Advances in arrears on the fifth (5th) Business Day of each January, April, July and October commencing hereafter and on each other day on which any portion of the principal balance of the Advances is repaid in full or in part (with respect to such portion). Interest shall be calculated based upon a year of 365 or 366 days, as applicable, and for actual days elapsed. For purposes hereof, (a) the "Base Rate" shall mean, as of any date of determination, the interest rate per annum announced from time to time by PNC Bank, N.A. (or its successor) at its principal office in Pittsburgh, Pennsylvania (or successor principal office) as its then "prime rate" and (b) "Business Day" shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in New York, New York. The effective date of any change in the Base Rate hereunder shall, for purposes hereof, be the first day of the calendar month immediately following the effective date of the announced change in the above-described "prime rate." In the event that interest purported to be charged hereunder exceeds the maximum rate of interest permitted by applicable law, such excess shall be applied toward the repayment of the principal amount of this Note, and any further excess shall be paid over to the Borrower.

                  4. Default; Remedies. In the event of the occurrence of any one or more of the following events at any time or times hereafter, any one of which shall constitute a default ("Default") hereunder: (a) the failure of the Borrower to pay when due any principal amount of this Note, or within three Business Days of its due date any interest or other amounts due under this Note;
(b) the occurrence of any "Event of Default" under and as defined in the Credit Agreement; (c) the occurrence of a default or other event which permits the holder or holders of any indebtedness for borrowed money in excess of $15,000,000 owing by the Borrower (other than pursuant to the Credit Agreement) or any "Material Subsidiary" (as defined in Section 8) to accelerate such indebtedness; (d) any final judgments or orders for the payment of money in excess of $15,000,000 in the aggregate shall be entered against the Borrower or any Material

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Subsidiary by a court having jurisdiction over the property of the Borrower or such Material Subsidiary, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of its entry; or (e) any of the events described in Sections 9.1.8, 9.1.9, 9.1.11,
9.1.13 or 9.1.14 of the Credit Agreement shall occur (as respectively provided in such sections as of the date hereof); then, upon or at any time after the occurrence of any such Default, this Note and all other obligations and liabilities of the Borrower to the Holder may, at the Holder's option, and without demand or notice of any kind, be declared and thereupon shall become immediately due and payable, and the Holder may, at its option, and without notice of any kind, declare any and all commitments to make additional Advances hereunder thereupon terminated; provided, however, upon the occurrence of a Default under clause (e) hereof, all such obligations and liabilities shall immediately become due and payable, and any and all such commitments of the Holder shall immediately become terminated, in each case without demand, notice or the exercise of any other action on the part of the Holder.

                  5. No Waiver. The Holder's failure at any time or times hereafter to require strict performance by the Borrower of any of the provisions, terms and conditions contained in this Note shall not waive, affect or diminish any right of the Holder at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Holder, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer of the Holder and directed to the Borrower, specifying such waiver. No waiver by the Holder of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. No delay on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

                  6. Applications; No Setoff. The Holder may, at any time or times after the occurrence of a Default hereunder, take and apply towards the indebtedness of the Borrower to the Holder, to the extent that such indebtedness is then permitted to be paid under Section 8, in such manner as the Holder may deem appropriate, any and all of the Borrower's present and future monies, securities, deposits (general or special) with, and credits and claims against, the Holder, instruments, documents, chattel paper and any and all other property and interest in property of the Borrower now or hereafter coming into the actual possession, custody or control of the Holder or any of its agents, affiliates, associates or correspondents in any way and for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise). The Borrower hereby irrevocably waives all of its now existing and hereafter arising rights to set-off any amounts owing to the Holder under this Note, or otherwise, against any amounts now or hereafter owing by the Holder to the Borrower. Demand, presentment, protest and notice of nonpayment and protest are hereby severally waived by the Borrower.

                  7. Expense; Indemnification. If at any time or times hereafter the Holder employs counsel to commence, defend or intervene in any court proceedings, or to file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Note, or to enforce any rights of the Holder to collect any of the obligations and liabilities of the Borrower hereunder, then, in all of such events, the Borrower agrees to pay the Holder on demand the reasonable attorneys' fees arising from such services, and any reasonable expenses, costs and charges thereto. The



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Borrower additionally agrees to reimburse and indemnify the Holder, and each of the Holder's officers, employees, attorneys and agents, from and against all costs, expenses, liabilities and obligations incurred by such parties in connection with the preparation, documentation, negotiation, interpretation, amendment, modification, waiver, closing and enforcement of the transactions contemplated by this Note.

                  8. Subordination. The Borrower and the "Subordinated Guarantor" (which term, together with the other undefined capitalized terms used in this Section 8, is defined in Section 8 below) each covenants and agrees, and each Holder by its acceptance of this Note covenants and agrees, that this Note and the Subordinated Guaranty shall be issued subject to the provisions of this
Section 8 and each such Holder accepts and agrees to be bound by such provisions. The payment of the principal of and interest on this Note, all payments under the Subordinated Guaranty, and any other payment of Subordinated Indebtedness shall, to the extent and in the manner set forth in this Section 8, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding as of the date of this Note or hereafter created, assumed or guaranteed. As between the Holder and the holders of the Senior Indebtedness, the provisions of Section 8 supersede all contrary and inconsistent provisions of the other sections of this Note and the Subordinated Guaranty.

                  (a) Note and Guaranty Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation, Reorganization, Etc., of the Borrower, Subordinated Guarantor or any Other Subsidiary. Upon the payment or distribution of the assets of the Borrower, the Subordinated Guarantor or any other Subsidiary of the Borrower of any kind or character, whether in cash, property or securities to creditors upon any dissolution, winding-up, total or partial liquidation or reorganization of the Borrower, the Subordinated Guarantor or any other Subsidiary (whether voluntary or involuntary, or in an Insolvency Proceeding or otherwise), then in such event: (i) all Senior Indebtedness (including principal thereof, interest thereon and fees and expenses relating thereto) shall first be paid in full, in cash, or have provision made for such payment in a manner acceptable to the Senior Lenders, before any payment is made on account of the principal of the indebtedness evidenced by this Note, the Subordinated Guaranty or on account of any other Subordinated Indebtedness; (ii) any payment or distribution of assets of the Borrower, the Subordinated Guarantor or any other Subsidiary of any kind or character, whether in cash, property or securities (other than securities issued in exchange therefor to the Holder at the time outstanding which are subordinated under the terms of this Section 8), to which the Holder would be entitled except for the provisions of this Section 8, including any such payment or distribution which may be payable or deliverable by reason of the payment of another debt of the Borrower, the Subordinated Guarantor or any other Subsidiary being subordinated to the payment of this Note, the Subordinated Guaranty or other Subordinated Indebtedness, shall be paid or delivered by any debtor, custodian or other person making such payment or distribution, directly to the Senior Agent, for application to payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, in cash, after giving effect to any concurrent payment or distribution, or provision is made therefor in a manner acceptable to the Requisite Senior Lenders, to the Senior Lenders; and
         (iii) in the event that, notwithstanding the foregoing provisions of this Section 8, any payment or distribution of assets of the Borrower, the Subordinated


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         Guarantor or any other Subsidiary of any kind or character, whether in cash, property or securities (other than any equity securities issued in exchange for this Note, the Subordinated Guaranty or other Subordinated Indebtedness), shall be received by the Holder before all Senior Indebtedness is paid in full, in cash, or provision made for its payment in a manner acceptable to the Requisite Senior Lenders, such payment or distribution shall be held in trust for the benefit of, and shall be immediately paid or delivered by the Holder to, the Senior Agent, to the extent necessary to pay all Senior Indebtedness in full, in cash, after giving effect to any concurrent payment or distribution, or provision is made therefor in a manner acceptable to the Requisite Senior Lenders, to the Senior Lenders, (iv) the Holder agrees to execute and deliver to Senior Agent and the Senior Lenders all such further instruments reasonably requested by Senior Agent confirming the authorization referred to in the foregoing clause (ii); (v) the Holder agrees (A) not to waive, release or compromise any claim of the Holder in respect of the Note or other Subordinated Indebtedness without the prior written consent of the Requisite Senior Lenders and (B) to take all actions as the Senior Agent reasonably may request in order to enable the Senior Agent to enforce all claims upon or in respect of the Subordinated Indebtedness for the benefit of the Senior Lenders; and
         (vi) the Holder agrees to execute, verify, deliver and file any proofs of claim in respect of the Note, the Subordinated Guaranty and other Subordinated Indebtedness within at least twenty (20) business days prior to any claims bar date in an Insolvency Proceeding with respect to the Borrower, the Subordinated Guarantor or any of its other Subsidiaries obligated with respect to any Subordinated Indebtedness, and if the Holder fails to so act within such period, the Senior Agent shall be, and hereby irrevocably is, authorized, empowered and appointed the agent and attorney-in-fact of the Holder to take all such actions to execute, verify, deliver and file such proofs of claim. The Borrower and the Subordinated Guarantor shall give prompt notice to the Holder of any dissolution, winding-up, liquidation or reorganization of the Borrower, the Subordinated Guarantor or any other Subsidiary. Upon any distribution of assets of the Borrower, the Subordinated Guarantor or any other Subsidiary referred to in this Section 8, the Holder shall be entitled to rely upon any order or decree by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceeding is pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Holder, for the purpose of ascertaining the persons entitled to participate in such distribution, the Senior Lenders, the Requisite Senior Lenders, the amount of the Senior Indebtedness, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this section.

                  (b)      Restriction on Action by Holder.

                  (i) Until the Senior Indebtedness is paid in full in cash and the Commitments have terminated, and notwithstanding anything contained in the Note, the Subordinated Guaranty, any other document governing any Subordinated Indebtedness or the Credit Agreement to the contrary, the Holder shall not agree to any amendment or modification of, or supplement to, the Note, the Subordinated Guaranty or any other document governing any Subordinated Indebtedness as in effect on the date hereof, the effect of which is to: (A) provide for any increase in the rate of interest on, or for the payment of any fees in respect of, the Note, or any increase in the frequency of any payment thereof, (B) require any principal payments of the Note prior to any required date of repayment or


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         prepayment provided in Section 2, (C) make any required date of repayment or prepayment provided in Section 2 an earlier date, (D) increase the maximum stated principal amount of Advances which may be made under this Note, (E) secure the Note, the Subordinated Guaranty or any other guaranty obligations with respect thereto with the grant of any security interests, mortgage liens or other collateral assignments on the property of the Borrower, the Subordinated Guarantor or its other Subsidiaries or any "Loan Party" under and as defined in the Credit Agreement, or (F) add covenants in this Note, the Subordinated Guaranty or any other document governing any Subordinated Indebtedness that are materially restrictive, or amend Section 10 (Choice of Law) or
         Section 11 (Exclusive Submission to Jurisdiction) hereof.

                  (ii) The Holder shall not take any Subordinated Collection Action, upon the occurrence and during the continuance of a Default under the Note or otherwise, until the earliest to occur of any of the following:

                  (A) the Senior Indebtedness is paid in full in cash and the Commitments have terminated;

                  (B) commencement of an Insolvency Proceeding (so long as such Insolvency Proceeding was not initiated by or at the request of the Holder or any other Persons acting in concert with the Holder); and

                  (C) the date which is 180 days after receipt by the Senior Agent of a written notice from the Holder to the Borrower, the Subordinated Guarantor and the Senior Agent of the occurrence of a Default under the Note;

         provided, that, notwithstanding anything to the contrary contained in this Note, the Subordinated Guaranty or any other related document, unless and until all Senior Indebtedness has been paid in full in cash and the Commitments have terminated, all distributions or other proceeds of any Subordinated Collection Action received by the Holder shall be subject to the terms of this Section 8 and paid or delivered to the Senior Agent, as provided herein.

                  (c) Holder to Be Subrogated to Right of Holders of Senior Indebtedness. Subject to the prior payment in full, in cash, of all Senior Indebtedness then due, the Holder shall be subrogated to the rights of the Senior Lenders to receive payments or distributions of assets of the Borrower, the Subordinated Guarantor or any other Subsidiary applicable to the Senior Indebtedness until the principal of the Note shall be paid in full, and, for purposes of such subrogation, no payments or distributions to the Senior Lenders, whether in cash, property or securities, distributable to the Senior Lenders under the provisions hereof to which the Holder would be entitled except for the provisions of this Section 8, and no payment pursuant to the provisions of this Section 8 to the Senior Lenders by the Holder shall, as among the Borrower, the Subordinated Guarantor or any other Subsidiary, its creditors other than the Senior Lenders, and the Holder, be deemed to be a payment by the Borrower, the Subordinated Guarantor or such other Subsidiary to or on account of Senior Indebtedness, it being understood that the provisions of this Section 8 are, and are intended, solely for the purpose of defining the


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         relative rights of the Holder, on the one hand, and the Senior Agent and the Senior Lenders, on the other hand.

                  (d) Obligations of the Borrower Unconditional. Nothing contained in this Section 8 or elsewhere in this Note or in the Subordinated Guaranty is intended to or shall impair, as among the Borrower, the Subordinated Guarantor and its other Subsidiaries, their creditors other than the Senior Lenders, and the Holder, the obligations of the Borrower, the Subordinated Guarantor and its other Subsidiaries, which are absolute and unconditional, to pay to the Holder the indebtedness under this Note and the Subordinated Guaranty, as and when the same shall become due and payable in accordance with the terms hereof and thereof or any other document governing any Subordinated Indebtedness, or to affect the relative rights of the Holder and other creditors of the Borrower, the Subordinated Guarantor or any other Subsidiary other than the Senior Lenders.

                  (e) Borrower and Subordinated Guarantor Not to Make Payment in Certain Circumstances. Notwithstanding any other provision of the Note, the Subordinated Guaranty or any other document governing any Subordinated Indebtedness to the contrary and in addition to any other limitations set forth herein or therein, except as expressly permitted under this Section 8(e) or otherwise permitted by the Requisite Senior Lenders in writing, the Holder hereby agrees that it will not ask, demand, sue for, take, receive, accept or retain, directly or indirectly, including by exercise of any right of set-off or recoupment, any payment of principal, interest, fees or any other amount due with respect to the Subordinated Indebtedness, until all of the Senior Indebtedness is paid in full in cash and the Commitments have terminated; provided, that, notwithstanding the foregoing provisions of this Section 8(e), but subject in all respects to the other terms and provisions of this Section 8, the Holder may accept from the Borrower or the Subordinated Guarantor repayments of the outstanding principal balance hereof on the dates and to the extent such payments are required to be paid pursuant to Section 2, regularly scheduled payments of interest and other amounts required to be paid to the Holder hereunder on a non-accelerated basis, voluntary prepayments of principal of this Note, and payments of accrued and unpaid interest with respect to and at the times of any repayment or prepayment of principal under and pursuant to this Note; provided, further, that no such payment shall be taken, received, accepted or retained by the
         Holder:

                           (i) Upon the happening of a default in payment
                  (whether at maturity or at a date fixed for prepayment or by acceleration or otherwise) of the principal of or interest on any Senior Indebtedness, as such default is defined under or in respect of such Senior Indebtedness or in any agreement pursuant to which such Senior Indebtedness has been incurred and until the amount of such Senior Indebtedness then due shall have been paid in full, in cash, or provision made therefor in a manner satisfactory to the Requisite Senior Lenders, or such default shall have been cured or waived in writing by the Requisite Senior Lenders or shall have ceased to exist;

                           (ii) Upon the happening of an event of default with
                  respect to the Senior Indebtedness (other than in an event described in clause (i) of this Section 8(e)),


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                   permitting the holders thereof to immediately accelerate the maturity thereof, or upon the failure of the Borrower to comply with the covenants in Section 8.3.1 or 8.3.2 of the Credit Agreement irrespective of any applicable "grace periods" under Section 9 of the Credit Agreement, and upon written notice thereof given to the Borrower and the Initial Holder by the Senior Agent (a "Block Notice") and until such event of default shall have been cured or waived in writing by the Requisite Senior Lenders or shall have ceased to exist; provided, however, that this clause (ii) shall not prevent the making of any such payment (which is not otherwise prohibited by clause (i) of this Section 8(e)) more than 269 days after the Block Notice shall have been given unless the Senior Indebtedness in respect of which such event of default exists has been declared due and payable in its entirety, in which case no such payment may be made until such acceleration has been waived, rescinded or annulled, or such Senior Indebtedness shall have been paid in full, in cash, or payment thereof shall be duly provided for in a manner satisfactory to the Requisite Senior Lenders. Notwithstanding the foregoing, no event of default with respect to the Senior Indebtedness that existed or was continuing on the date of delivery of any Block Notice to the Holder shall be, or be made, the basis for any subsequent Block Notice;

                           (iii) In the case of mandatory prepayments of the
                  principal balance of this Note pursuant to Section 2 on the date of the consummation of the IPO, or in the case of payments of accrued and unpaid interest with respect to such prepaid principal balance (and without limiting the generality of the provisions of clauses (i) and (ii) of this Section 8(e) it being acknowledged that such prepayments or payments may not be made if prohibited by such clauses), unless (A) no Event of Default or Potential Default exists and is continuing at the time of such payments or would result therefrom, and
                  (B) no Material Adverse Change shall have occurred as of the date of such payments since the end of the then most recently ended fiscal quarter of the Borrower with respect to which financial statements of the Borrower have been required to be delivered to the Senior Agent pursuant to Section 8.3 of the Credit Agreement;

                           (iv) In the case of voluntary prepayment of the
                  principal balance of this Note, in the case of payments of accrued and unpaid interest with respect to such prepaid principal balance, or in the case of payments of any other amounts from time to time due and payable under this Note (other than principal and interest), in any case (and without limiting the generality of the provisions of clauses (i) and
                  (ii) of this Section 8(e) it being acknowledged that such prepayments or payments may not be made if prohibited by such clauses), unless (A) no Event of Default or Potential Default exists and is continuing at the time of such payments or would result therefrom, (B) as of the date of such payments, no Material Adverse Change shall have occurred since the end of the then most recently ended fiscal quarter of the Borrower with respect to which financial statements of the Borrower have been required to be delivered to the Senior Agent pursuant to Section 8.3 of the Credit Agreement, (C) the Borrower would be in pro forma compliance with each of its covenants contained in the Credit Agreement as of the end of the then most recently ended fiscal quarter of the Borrower with respect to which financial



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                   statements of the Borrower have been required to be delivered to the Senior Agent pursuant to Section 8.3 of the Credit Agreement had such payments been made as of the last day of such fiscal quarter, and the Borrower shall have delivered to the Senior Agent, not later than three (3) Business Days prior to such payments, a pro forma Compliance Certificate demonstrating such pro forma compliance, (D) after giving effect to such payments, the sum of (1) the amount, if any, by which (x) the sum of the Revolving Credit Commitments and the Line of Credit Commitments exceeds (y) the sum of the outstanding principal balance of the Revolving Credit Loans, Swing Loans and Line of Credit Loans and the amount of Letters of Credit Outstanding, plus (2) the aggregate amount of cash and cash equivalents of the Borrower and its Subsidiaries as of the date of such payments as determined in accordance with GAAP, is greater than or equal to $40,000,000, and (E) in the case of any such payments made after the consummation of the IPO, Consolidated Net Worth would be greater than or equal to $385,000,000 calculated on a pro forma basis based upon the Borrower's financial condition as of the end of the then most recently ended fiscal quarter with respect to which financial statements have been required to be delivered to the Senior Agent pursuant to Section 8.3 of the Credit Agreement but after giving effect to such payments and, if not otherwise included in such financial results, after giving effect to the IPO;
                   and

                           (v) In the event that, notwithstanding the foregoing
                   provisions of this Section 8(e), any payment on account of the indebtedness under this Note, the Subordinated Guaranty or any other Subordinated Indebtedness shall be made by or on behalf of the Borrower, the Subordinated Guarantor or any other Subsidiary and received by the Holder at a time during which the Holder shall not be permitted to receive, accept or retain such payment pursuant to clauses (i) through (iv) of this Section 8(e), then, unless and until the amount of such Senior Indebtedness then due shall have been paid in full, in cash, or provision made therefor in a manner acceptable to the Requisite Senior Lenders or such default shall have been cured or waived in writing by the Requisite Senior Lenders, such payment shall be held in trust for the benefit of, and shall be immediately paid over to, the Senior Lenders for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the Senior Lenders.

                  (f) Notice to Holder. The Borrower shall give prompt written notice to the Holder of any fact known to the Borrower which would prohibit the making of any payment to the Holder in respect of this Note or any other Subordinated Indebtedness pursuant to the terms of this Section 8. Notwithstanding the provisions of this Section 8 or any other provision of this Note or the Subordinated Guaranty, the Holder shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to the Holder, unless and until the Holder shall have received written notice thereof from the Borrower or from the Senior Lenders; and, prior to the receipt of any such written notice, the Holder shall be entitled to assume conclusively that such facts do not exist. The Holder shall be entitled to rely on the delivery to it of a statement of account by the Senior Agent listing the Senior Lenders, the Requisite Senior

         Lenders and the amounts due to the Senior Lenders with respect to the Senior Indebtedness.

                  (g) Subordination Rights Not Impaired by Acts or Omissions of Borrower, Subordinated Guarantor, Other Subsidiaries or Holders of Senior Indebtedness; Beneficiaries; Modifications. No right of the Senior Agent or any present or future Senior Lenders to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower, the Subordinated Guarantor or any other Subsidiary or by any act or failure to act, in good faith, by any such person, or by any noncompliance by the Borrower, the Subordinated Guarantor or any other Subsidiary with the terms, provisions and covenants of this Note, the Subordinated Guaranty or other document governing any Subordinated Indebtedness, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The Senior Agent and the Senior Lenders may extend, renew, modify or amend the terms of such Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Borrower, the Subordinated Guarantor or any other Subsidiary, all without affecting the liabilities and obligations of the Borrower, the Subordinated Guarantor any other Subsidiary or the Holder under this Note, the Subordinated Guaranty or other documents governing any Subordinated Indebtedness. The provisions of this Section 8 are for the benefit of the Senior Agent and the Senior Lenders. No provision in any amendment, modification or waiver of Section 8 of this Note, the Subordinated Guaranty or any other provision of this Note, the Subordinated Guaranty or other document governing Subordinated Indebtedness which affects the terms of such section shall be effective against the Senior Agent or the Senior Lenders unless the Senior Agent has consented in writing thereto.

                  (h) Reinstatement; Disgorgement. If, following any payment in full or provision for such payment in full of Senior Indebtedness, (i) any payment with respect to the Subordinated Indebtedness is received by the Holder and (ii) as a consequence of any subsequent Insolvency Proceeding with respect to the Borrower, the Subordinated Guarantor or any of its other Subsidiaries, any holder of Senior Indebtedness is required by competent court authority to disgorge or repay any such payments it had received with respect to the Senior Indebtedness to the Borrower, the Subordinated Guarantor or such other Subsidiary, or any trustee, receiver or other representative on behalf of such entity or its estate, then:

                           (A) Senior Indebtedness shall thereupon be deemed to
                  again be outstanding for all purposes of this Section 8; and

                           (B) any and all payments that had been received by
                  the Holder with respect to the Subordinated Indebtedness during the period following the original payment in full of Senior Indebtedness and before the disgorgement or repayment by the holders of Senior Indebtedness referred to in clause
                  (ii) of this Section 8(h), shall be, immediately upon request therefor by the Senior Agent, paid over to the Senior Agent, for the benefit of the Senior Lenders, for application to the Senior Indebtedness, except to the extent that such payments to the Holder are required by competent court authority to be disgorged or repaid to the Borrower, the

                   Subordinated Guarantor any other Subsidiary of the Borrower, or any trustee, receiver or other representative on behalf of such entity or its estate.

                  (i) Representations and Warranties. By acceptance of this Note, the Holder hereby represents and warrants to the Senior Lenders as follows:

                           (i) Authority. It has full power and authority to
                  enter into, execute, deliver and carry out the terms of this Note and to incur the obligations provided for herein, all of which have been duly authorized by all proper and necessary action and are not prohibited by the organizational instruments of the Holder.

                           (ii) Binding Agreements. This Note has, upon
                  acceptance by the Holder, been executed and delivered by, and shall constitute the valid and legally binding obligation of, the Holder enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles.

                  (j) Certain Definitions. For purposes of this Note, the following terms shall have the following respective meanings:

                  "Commitments" has the meaning assigned to such term under the Credit Agreement.

                  "Initial Holder" means KPMG LLP, a Delaware limited liability partnership.

                  "Insolvency Proceeding" means, with respect to any entity, (a) any case, action or proceeding with respect to such entity before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under United States Federal, state or foreign law, including the Federal Bankruptcy Reform Act of 1978, as amended (11 U.S.C. ss.101 et. seq.).

                  "Requisite Senior Lenders" means the "Required Banks" as defined in the Credit Agreement as of the date hereof.

                  "Senior Agent" means PNC Bank, National Association as the agent for the Senior Lenders under the Credit Agreement.

                  "Senior Indebtedness" means the principal of and premium, if any, and interest (including, without limitation, any interest accruing subsequent to the commencement of an Insolvency Proceeding, whether or not constituting an allowed claim in any such proceedings) on all loans and other financial accommodations provided under the Credit Agreement, and fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations, or any other "Obligations" (as defined in the Credit Agreement) thereunder or under any other "Loan Documents" referred to and defined therein, as such Credit Agreement and Loan Documents may hereafter be amended, restated or replaced.

                  "Senior Lenders" means the "Banks" under the Credit Agreement and their successors and assigns.

                  "Subordinated Collection Action" shall mean (a) any acceleration of the Note, (b) to file or initiate, or to join with other persons in filing or initiating, an Insolvency Proceeding against the Borrower, the Subordinated Guarantor or any other "Guarantor" under the Credit Agreement, (c) any judicial proceeding or other action initiated or taken by the Holder, or by the Holder in concert with other persons or entities, against the Borrower, the Subordinated Guarantor or any other "Guarantor" under the Credit Agreement to collect under the Note, the Subordinated Guaranty or under any other document governing or evidencing any Subordinated Indebtedness or otherwise to enforce any rights or remedies of the Holder under the Note, the Subordinated Guaranty or other such document or applicable law with respect to the obligations under the Note, the Subordinated Guaranty or such document; or (d) any other exercise by Holder of remedies, either at law or in equity, pertaining to the collection of the Note, the Subordinated Guaranty or other document governing or evidencing any Subordinated Indebtedness; provided, however, that effecting payments under the Note through the exercise of setoff rights by the Holder shall not constitute a Subordinated Collection Action unless such action is conducted unilaterally by the Holder following the occurrence and during the continuation of a Default hereunder or such payments are not then permitted to be paid under this Section 8.

                  "Subordinated Guarantor" shall mean KPMG Consulting, LLC, a Delaware limited liability company.

                  "Subordinated Guaranty" shall mean that certain Subordinated Guaranty of even date herewith executed and delivered by the Subordinated Guarantor in favor of the Holder with respect to the Borrower's obligations under this Note.

                  "Subordinated Indebtedness" means the principal of and premium, if any, and interest, if any (including, without limitation, any interest accruing subsequent to the commencement of an Insolvency Proceeding, whether or not constituting an allowed claim in any such proceedings) on the Advances, and all other fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations under or related to this Note, all obligations of the Subordinated Guaranty under the Subordinated Guaranty, and all obligations of any other Subsidiary which has guaranteed or hereafter guaranties all or any portion of the foregoing obligations of the Borrower to the Holder.

                  Each of the terms, "Consolidated Net Worth," "Compliance Certificate," "GAAP," "Letters of Credit Outstanding," "Line of Credit Loans," "Material Adverse Change," "Material Subsidiary," "Revolving Credit Loans," "Subsidiary" and "Swing Loans," and any other undefined capitalized terms which are used herein, shall have the meanings respectively ascribed to such terms in the Credit Agreement as of the date hereof.

                  9. Successors and Assigns. Whenever in this Note there is reference made to any of the Holder, the Borrower or the Subordinated Guarantor, such reference shall be deemed to include, as applicable, a reference to the successors and assigns, or heirs, executors and administrators of said party. The provisions of this Note shall be binding upon and shall inure to the benefit of said successors and assigns, or heirs, executors and administrators, as applicable. Notwithstanding the foregoing, the Borrower may not assign any rights or interests it may have hereunder to any person or entity without the prior written consent of the Holder. The Holder may assign its rights and interests in this Note and the other Loan Documents to any person or entity, but only if such assignment is made subject to all of the provisions of this Note including, without limitation, the provisions of Section 8 hereof and (b) written notice of the name and address of the subsequent Holder shall have been delivered to the Senior Agent. Any successor to the Senior Agent shall be entitled to the rights and benefits afforded to the Senior Agent hereunder and all obligations of the Holder, the Borrower and the Subordinated Guarantor under
Section 8 hereof or otherwise under this Note shall remain in full force and effect after any assignment by the Senior Agent of its rights and obligations under the Credit Agreement.

                  10. Notices. All notices, requests and other communications to any party hereunder shall be given or made by telecopier or other writing and telecopied, or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the other party hereto. Except as otherwise provided in this Note, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice sent by certified mail return-receipt requested, on the date set forth on the receipt (provided that any refusal to accept any such notice shall be deemed to be notice thereof as of the time of any such refusal), in each case given or addressed as aforesaid.

                  11. Governing Law. THIS NOTE HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT NEW YORK, NEW YORK, AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PRINCIPLES.

                  12. Submission to Jurisdiction; Service of Process. EACH OF THE HOLDER AND THE BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, AND ANY COURT HAVING JURISDICTION OVER APPEALS OF MATTERS HEARD IN SUCH COURTS, IN ANY ACTION OR PROCEEDING ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS NOTE, WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE

PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE HOLDER AND THE BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE BORROWER WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE. THE BORROWER AGREES THAT THE HOLDER SHALL HAVE THE RIGHT TO PROCEED AGAINST THE BORROWER OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE THE HOLDER TO ENFORCE A JUDGMENT OF ANOTHER COURT ORDER ENTERED IN FAVOR OF THE HOLDER. THE BORROWER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE HOLDER MAY COMMENCE A PROCEEDING DESCRIBED HEREIN.

                  THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY AGENT OF THE BORROWER IN THE STATE OF NEW YORK (WITH A COPY OF SUCH NOTICE DELIVERED TO THE BORROWER AT ITS ADDRESS INDICATED BELOW), SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) DAYS AFTER SUCH MAILING. THE BORROWER IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE HOLDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

                  13. Waiver of Jury Trial. EACH OF THE HOLDER AND THE BORROWER IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE.

                  14. Severability. Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.


                                      * * *

                  IN WITNESS WHEREOF, this Note has been executed and delivered as of the date first above written.

                                      KPMG CONSULTING, INC.


                                      By:  /s/ Patrick H. Kinzler
                                          ---------------------------
                                          Name: Patrick H. Kinzler
                                                ---------------------
                                          Title: Treasurer
                                                ---------------------

                                      Address:

                                      KPMG Consulting, Inc.
                                      3 Chestnut Ridge Road
                                      Montvale, NJ  07645
                                      Attention: Patrick Kinzler
                                      Telephone:        201-307-7650
                                      Telecopy:         201-307-8108

                                      With copies to:

                                      David W. Black, General Counsel
                                      KPMG Consulting, Inc.
                                      1676 International Drive
                                      McLean, Virginia 22102
                                      Telephone: 703-747-5728
                                      Telecopy: 703-737-2837

                                  KPMG CONSULTING, LLC, as the Subordinated
                                  Guarantor for purposes of Section 8


                                  By:  /s/ Patrick H. Kinzler
                                     ---------------------------
                                     Name: Patrick H. Kinzler
                                          ---------------------
                                     Title: Treasurer
                                           ---------------------
                                  Address:

                                  KPMG Consulting, LLC
                                  3 Chestnut Ridge Road
                                  Montvale, NJ  07645
                                  Attention: Patrick Kinzler
                                  Telephone:        201-307-7650
                                  Telecopy:         201-307-8108

                                  With copies to:

                                  David W. Black, General Counsel
                                  KPMG Consulting, LLC
                                  1676 International Drive
                                  McLean, Virginia 22102
                                  Telephone: 703-747-5728
                                  Telecopy:  703-737-2837

Agreed and Accepted:

KPMG LLP, as the Holder


By: /s/ Stephen G. Butler
    ------------------------
Name: Stephen G. Butler
      ----------------------
Title: Chairman
       ---------------------

3 Chestnut Ridge Road
Montvale, New Jersey 07645
Attention: Joseph E. Heintz
Telephone: 201-307-7700
Telecopier: 201-307-7227

                              SUBORDINATED GUARANTY


         THIS SUBORDINATED GUARANTY (this "Guaranty") is made as of the 15th day of January, 2001, by KPMG Consulting, LLC, a Delaware limited liability company (the "Guarantor"), in favor of the Holder with respect to the Subordinated Note referred to below;

                                   WITNESSETH:


         WHEREAS, KPMG Consulting, Inc., a Delaware corporation (the "Principal"), and KPMG LLP, a Delaware limited liability partnership (together with its successors and assigns, the "Holder"), have executed and delivered a Subordinated Revolving Note Due August 24, 2004 of even date herewith (as same may be amended or modified from time to time, the "Subordinated Note"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Holder to the Principal;

         WHEREAS, it is a condition precedent to the Holder's executing and delivering the Subordinated Note and making advances thereunder that the Guarantor execute and deliver this Guaranty whereby the Guarantor shall guarantee the payment when due of all Guaranteed Obligations, as defined below; and

         WHEREAS, in consideration of the financial and other support that the Principal has provided, and such financial and other support as the Principal may in the future provide, to the Guarantor, and in order to induce the Holder to enter into the Subordinated Note and make advances thereunder, and because the Guarantor has determined that executing this Guaranty is in its interest and to its financial benefit, the Guarantor is willing to guarantee the obligations of the Principal under the Subordinated Note;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.1 Terms in Subordinated Note. Capitalized terms used herein but not defined herein shall have the meaning set forth in the Subordinated Note.

         SECTION 1.2 Subordination. The Guarantor covenants and agrees, and each Holder by its acceptance of this Guaranty covenants and agrees, that this Guaranty shall be issued subject to the provisions of Section 8 of the Subordinated Note and each such Holder accepts and agrees to be bound by such provisions. The payment of any amounts, including, without limitation, the Guaranteed Obligations, under this Guaranty and any other payment of "Subordinated Indebtedness" (as defined in the Subordinated Note) shall, to the extent and in the manner set forth in such Section 8, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding as of the date of this Guaranty or hereafter created, assumed or guaranteed. Notwithstanding anything herein to the contrary, all obligations of the Guarantor hereunder shall constitute Subordinated Indebtedness under and as defined in the Subordinated Note.

         SECTION 2.1 Representations and Warranties. The Guarantor represents and warrants (which representations and warranties shall be deemed to have been renewed upon the making of each Advance under the Subordinated Note) that:

                  (a) It is a limited liability company duly and properly organized, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

                  (b) It has the power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by it of this Guaranty and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

                  (c) Neither the execution and delivery by it of this Guaranty, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or any of its subsidiaries or (ii) its articles or certificate of organization, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which it or any of its Subsidiaries is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any lien in, of or on the property of such Guarantor or a Subsidiary thereof pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by it or any of its Subsidiaries, is required to be obtained by it or any of its Subsidiaries in connection with the execution and delivery of this Guaranty or the performance by it of its obligations hereunder or the legality, validity, binding effect or enforceability of this Guaranty.

         SECTION 3. The Guaranty. The Guarantor hereby absolutely and unconditionally guarantees, as primary obligor and not as surety, the full and punctual payment (whether at stated maturity, upon acceleration or early termination or otherwise, and at all times thereafter) and performance of all of the Principal's obligations to the Holder under and with respect to the Subordinated Note, including without limitation any such obligations incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, whether or not allowed or allowable in such proceeding (collectively, the "Guaranteed Obligations"). Upon failure by the Principal to pay punctually any such amount, the Guarantor agrees that it shall forthwith on demand pay to the Holder the amount not so paid at the place and in the manner specified in the Subordinated Note. This Guaranty is a guaranty of payment and not of collection. The Guarantor waives any right to require the Holder to sue the Principal, any other guarantor, or any other person obligated for all or any part of the Guaranteed Obligations, or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.

         SECTION 4. Guaranty Unconditional. The obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any of the Guaranteed Obligations, by operation of law or otherwise, or any obligation of any other guarantor of any of the Guaranteed Obligations, or any default, failure or delay, willful or otherwise, in the payment or performance of the Guaranteed Obligations;

                  (ii) any modification or amendment of or supplement to the Subordinated Note;

                  (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Principal under the Subordinated Note or any obligations of any other guarantor of any of the Guaranteed Obligations, or any action or failure to act by the Holder with respect to any collateral securing all or any part of the Guaranteed Obligations;

                  (iv) any change in the corporate existence, structure or ownership of the Principal or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Principal, or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of the Principal, or any other guarantor of any of the Guaranteed Obligations;

                  (v) the existence of any claim, setoff or other rights which the Guarantor may have at any time against the Principal, any other guarantor of any of the Guaranteed Obligations, the Holder or any other person or entity, whether in connection herewith or any unrelated transactions;

                  (vi) any invalidity or unenforceability relating to or against the Principal, or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Subordinated Note, or any provision of applicable law or regulation purporting to prohibit the payment by the Principal, or any other guarantor of the Guaranteed Obligations, of the principal of or interest on the Subordinated Note or any other amount payable by the Principal under the Subordinated Note; or

                  (vii) any other act or omission to act or delay of any kind by the Principal, any other guarantor of the Guaranteed Obligations, the Holder or any other person or entity or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

         SECTION 5. Discharge Only Upon Payment In Full: Reinstatement In Certain Circumstances. The Guarantor's obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been indefeasibly paid in full and any commitments of the Holder under the Subordinated Note shall have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Principal or any other party under the Subordinated Note is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Principal or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         SECTION 6. Waivers. The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any person or entity against the Principal, any other guarantor of any of the Guaranteed Obligations, or any other person or entity.

         SECTION 7. Subrogation. The Guarantor hereby agrees not to assert any right, claim or cause of action, including, without limitation, a claim for subrogation, reimbursement, indemnification or otherwise, against the Principal arising out of or by reason of this Guaranty or the obligations hereunder, including, without limitation, the payment or securing or purchasing of any of the Guaranteed Obligations by the Guarantor unless and until the Guaranteed Obligations are indefeasibly paid in full and any commitment of the Holder to make additional Advances under the Subordinated Note is terminated or expired.

         SECTION 8. Stay of Acceleration. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Principal, all such amounts otherwise subject to acceleration under the terms of the Subordinated Note shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Holder.

         SECTION 9. Application of Payments. All payments received by the Holder hereunder shall be applied by the Holder to payment of the Guaranteed Obligations in the following order unless a court of competent jurisdiction shall otherwise direct:

                  (a) FIRST, to payment of all costs and expenses of the Holder incurred in connection with the collection and enforcement of the Guaranteed Obligations or of any security interest granted to the Holder in connection with any collateral securing the Guaranteed Obligations;

                  (b) SECOND, to payment of that portion of the Guaranteed Obligations constituting accrued and unpaid interest;

                  (c) THIRD, to payment of the principal of the Guaranteed Obligations; and

                  (d) FOURTH, to payment of any Guaranteed Obligations (other than those listed above).

         SECTION 10. Notices. All notices, requests and other communications to any party hereunder shall be given or made by telecopier or other writing and telecopied, or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the other party hereto. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice sent by certified mail return-receipt requested, on the date set forth on the receipt (provided, that any refusal to accept any such notice shall be deemed to be notice thereof as of the time of any such refusal), in each case given or addressed as aforesaid.

         SECTION 11. No Waivers. No failure or delay by the Holder in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty or the Subordinated Note shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 12. No Duty to Advise. The Guarantor assumes all responsibility for being and keeping itself informed of the Principal's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs under this Guaranty, and agrees that the Holder does not have any duty to advise the Guarantor of information known to it regarding those circumstances or risks.

         SECTION 13. Successors and Assigns. This Guaranty is for the benefit of the Holder and its successors and assigns and in the event of an assignment of any amounts payable under the Subordinated Note, the rights hereunder, to the extent applicable to the indebtedness so assigned, shall be transferred with such indebtedness. This Guaranty shall be binding upon the Guarantor and its successors and assigns. Any successor to the Senior Agent shall be entitled to the rights and benefits afforded to the Senior Agent hereunder and all obligations of the Guarantor and the Holder under Section 1.2 hereof or otherwise under this Guaranty shall remain in full force and effect after any assignment by the Senior Agent of its rights and obligations under the Credit Agreement.

         SECTION 14. Changes in Writing. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantor and the Holder.

         SECTION 15. Costs of Enforcement. The Guarantor agrees to pay all costs and expenses including, without limitation, all court costs and attorneys' fees and reasonable expenses paid or incurred by the Holder in endeavoring to collect all or any part of the Guaranteed Obligations from, or in prosecuting any action against, the Principal, the Guarantor or any other guarantor of all or any part of the Guaranteed Obligations.

         SECTION 16. Governing Law. THIS GUARANTY HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT NEW YORK, NEW YORK, AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PRINCIPLES.

         SECTION 17. Submission to Jurisdiction; Service of Process. EACH OF THE HOLDER AND THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY

SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, AND ANY COURT HAVING JURISDICTION OVER APPEALS OF MATTERS HEARD IN SUCH COURTS, IN ANY ACTION OR PROCEEDING ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTY, WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE HOLDER AND THE GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE GUARANTOR WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE. THE GUARANTOR AGREES THAT THE HOLDER SHALL HAVE THE RIGHT TO PROCEED AGAINST THE GUARANTOR OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE THE HOLDER TO ENFORCE A JUDGMENT OF ANOTHER COURT ORDER ENTERED IN FAVOR OF THE HOLDER. THE GUARANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE HOLDER MAY COMMENCE A PROCEEDING DESCRIBED HEREIN.

                  THE GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY AGENT OF THE GUARANTOR IN THE STATE OF NEW YORK (WITH A COPY OF SUCH NOTICE DELIVERED TO THE GUARANTOR AT ITS ADDRESS INDICATED BELOW), SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) DAYS AFTER SUCH MAILING. THE GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE HOLDER TO BRING PROCEEDINGS AGAINST THE GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

         SECTION 18. Waiver of Jury Trial. EACH OF THE HOLDER AND THE GUARANTOR IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY.

         SECTION 19. Setoff. Without limiting the rights of the Holder under applicable law, but subject to Section 8 of the Subordinated Note, if all or any part of the Guaranteed Obligations is then due, whether pursuant to the occurrence of a "Default" (as defined in the Subordinated

Note) or otherwise, then the Guarantor authorizes the Holder to apply any sums standing to the credit of the Guarantor with the Holder toward the payment of the Guaranteed Obligations.

                                     * * * *

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed, under seal, by its authorized officer as of the day and year first above written.



                                                KPMG CONSULTING, LLC




                                                By: /s/ Patrick H. Kinzler
                                                    ---------------------------
                                                Title:  Treasurer
                                                       ------------------------


                                                Address:

                                                KPMG Consulting, LLC
                                                3 Chestnut Ridge Road
                                                Montvale, NJ  07645
                                                Attention: Patrick Kinzler
                                                Telephone: (201) 307-7650
                                                Telecopy: (201) 307-8108

                                                With copies to:

                                                David W. Black, General Counsel
                                                KPMG Consulting, LLC
                                                1676 International Drive
                                                McLean, Virginia 22102
                                                Telephone: 703-747-5728
                                                Telecopy: 703-737-2837

Agreed and Accepted:

KPMG LLP


By: /s/ Stephen G. Butler
    -----------------------------
Name:  Stephen G. Butler
      ---------------------------
Title: Chairman
       --------------------------

3 Chestnut Ridge Road
Montvale, New Jersey 07645
Attention: Joseph E. Heintz
Telephone: 201-307-7700
Telecopier: 201-307-7227


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